

UMPQUA BANK Acquires Banking Operation of Rainier Pacific Bank – Tacoma, WA, In FDIC Assisted Transaction – February 26, 2010

Safe Harbor Statement

During the course of this presentation, we may make forward-looking statements regarding future events or the future financial performance of the Company. We wish to caution you that such forward-looking statements are just predictions subject to certain risks and uncertainties that could cause actual events or results to materially differ, either better or worse, from those projected. A discussion of risk factors that may affect the actual outcomes relating to such forward-looking statements and the Company's results of operations in general is included in the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

UMPQUA B·A·N·K

Expands our presence in the greater Puget Sound WA marketplace



Seattle, WA
WA
Portland, OR
Roseburg, OR
OR
NV
Sacramento, CA
CA
Umpqua
Rainier Pacific
Snohomish
Seattle, WA
Bellevue, WA
Kent, WA
King
Tacoma, WA
Pierce

176 total stores

23 stores

Expands greater Puget Sound WA presence with 14 new stores, in line with our growth strategy

Transaction overview

- FDIC assisted whole bank purchase and assumption transaction with loss share
- Umpqua Bank received certain assets and certain liabilities from the FDIC as receiver of Rainier Pacific Bank of Tacoma, WA
- No holding company assets or liabilities acquired
- No trust preferred investment securities acquired

UMPQUA
B·A·N·K

Transaction overview

- Purchased $655 million of assets, including $564 million of loans,
- Assumed $446 million of deposits, and $279 million of FHLB borrowings
- Excludes certain brokered deposits
- Loans subject to a loss sharing agreement with the FDIC
- Closed February 26, 2010

Note: Amounts based on interim financial statements, subject to final closing balances

UMPQUA B·A·N·K

Transaction rationale

- Expands presence in the Tacoma, WA market, a focus of our growth strategy
- FDIC loss sharing provides protection
- Financially attractive
- IRR in excess of 20%
- Accretive to operating earnings immediately
- Estimated $2.2 million in merger related costs
- Positioned for further acquisitions

UMPQUA B·A·N·K

Transaction details

- After first loss tranche, FDIC assumes 80% of losses up to $95 million, and 95% thereafter
- Estimated cumulative losses represent approximately 17% of total loans
- If losses are less than expected, some of our upside will be shared with the FDIC

UMPQUA B·A·N·K

Transaction structure ($ in millions)

Loans acquired	$564
Other assets	90
Cash from FDIC	81
Total assets acquired	$736
Deposits assumed	$446
Other liabilities	281
Total liabilities assumed	$727
Net assets acquired (prior to fair value adjustments)	$9

Note: Amounts based on interim financial statements, subject to final closing balances and fair value adjustments.

UMPQUA BANK

Umpqua is an experienced acquirer with a demonstrated ability to integrate new depositories

Independent Financial Network (Coos Bay, OR)
- June 22, 2001
- $54mm all stock
- 14 stores (6 brands)
  - $390mm in assets
  - $323mm in deposits

Linn-Benton Bank (Albany, OR)
- August 21, 2001
- $20mm part cash, part stock
- 5 stores (1 brand)
  - $117mm in assets
  - $106mm in deposits

Humboldt Bancorp (Roseville, CA)
- March 13, 2004
- $344mm all stock
- 27 stores (4 brands)
  - $1,045mm in assets
  - $823mm in deposits

North Bay Bancorp (Napa, CA)
- January 17, 2007
- $156mm all stock
- 10 stores (2 brands)
  - $728mm in assets
  - $463mm in deposits

EvergreenBank (Seattle, WA)
- January 22, 2010
- FDIC-assisted transaction
- 7 stores (1 brand)
  - $402mm in assets including $370mm in loans
  - $285mm in deposits

2000 | 2002 | 2004 | 2006 | 2008 | 2010

VRB Bancorp (Rogue River, OR)
- August 15, 2000
- $56mm all stock
- 13 stores (1 brand)
  - $327mm in assets
  - $279mm in deposits

Centennial Bancorp (Portland, OR)
- July 23, 2002
- $215mm part cash, part stock
- 23 stores (1 brand)
  - $821mm in assets
  - $698mm in deposits

Western Sierra Bancorp (Cameron Park, CA)
- February 7, 2006
- $356mm all stock
- 31 stores (4 brands)
  - $1,492mm in assets
  - $1,016mm in deposits

Bank of Clark County (Vancouver, WA)
- January 20, 2009
- FDIC-assisted deposit deal
- Assumed $167mm in deposits at no premium
  - Also acquired certain assets totaling $23mm and 2 stores

UMPQUA B·A·N·K

Summary

- Low risk transaction
- Integration started immediately
- Expands market presence in high growth market
- Financially attractive to Umpqua shareholders

UMPQUA BANK



Thank you.